                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 30, 1998


                        CAROLINA FIRST BANCSHARES, INC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)



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
          NORTH CAROLINA            0-17939               56-1655882
          --------------            -------               ----------
          (State or Other           (Commission           (IRS Employer
           Jurisdiction of           File Number)          Identification No.)
           Incorporation)
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                  402 East Main Street, Lincolnton, N.C. 28093
                  --------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (704) 732-2222
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.   OTHER EVENTS.

     On November 30, 1998, the Board of Directors of Carolina First BancShares, Inc. ("Carolina First" or the "Company") announced the resignation of D. Mark Boyd, III as Chairman and Chief Executive Officer of the Company, and as Chairman of the Board of Lincoln Bank of North Carolina, and the election of James E. Burt, III as Chief Executive Officer of the Company, effective December 1, 1998.

     On December 1, 1998, Carolina First and Community Bank & Trust Company ("CB&T") announced that they have extended their Merger Agreement through December 31, 1998, pursuant to the terms of Amendment No. 1, dated as of November 30, 1998, to the Agreement and Plan of Merger dated as of June 4, 1998, by and between Carolina First and CB&T.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     Exhibit No.    Description

     2.1 Amendment No. 1, dated as of November 30, 1998, to the Agreement and Plan of Merger dated as of June 4, 1998, by and between Carolina First BancShares, Inc. and Community Bank & Trust Company

     99.1           Press Release

     99.2           Press Release
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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CAROLINA FIRST BANCSHARES, INC.
                                        (REGISTRANT)

                                        /s/ James E. Burt, III
                                        -------------------------------
                                           James E. Burt, III
                                           President and Chief Executive Officer


Date:  December 7, 1998

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                               INDEX TO EXHIBITS


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

Exhibit
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
  2.1 Amendment No. 1 dated as of November 30, 1998, to the Agreement and Plan of Merger dated as of June 4, 1998, by and between Carolina First BancShares, Inc. and Community Bank & Trust Company

  99.1      Press Release

  99.2      Press Release

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